      As filed with the Securities and Exchange Commission on May 14, 1999
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                    THQ INC.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                                             13-3541686
  (State or Other Jurisdiction                                (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

                          5016 North Parkway Calabasas
                           Calabasas, California 91302
             (Address of Principal Executive Offices with Zip Code)

                         THQ INC. 1997 STOCK OPTION PLAN
                              (Full Title of Plan)

                                BRIAN J. FARRELL
                      President and Chief Executive Officer
                                    THQ Inc.
                          5016 North Parkway Calabasas
                           Calabasas, California 91302
                                 (818) 591-1310
                      (Name, Address and Telephone Number,
                   including Area Code, of Agent For Service)

                                   Copies to:

                             KENNETH H. LEVIN, Esq.
                                 Sidley & Austin
                              555 West Fifth Street
                          Los Angeles, California 90013

                         CALCULATION OF REGISTRATION FEE

===================================================================================================
     TITLE OF                            PROPOSED MAXIMUM    PROPOSED MAXIMUM
 SECURITIES TO BE      AMOUNT TO BE       OFFERING PRICE         AGGREGATE           AMOUNT OF
    REGISTERED          REGISTERED         PER SHARE(1)      OFFERING PRICE(1)  REGISTRATION FEE(1)
---------------------------------------------------------------------------------------------------
Common Stock, $0.01  1,650,000 shares        $24.0625           $39,703,125           $11,037
     par value
===================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee and, pursuant to Rules 457(h)(1) and 457(c) under the Securities Act of 1993, as amended, based upon the exercise price of $24.0625, the average of the high and low prices of the above described shares on the NASDAQ National Market System on May 10, 1999 as reported by the National Association of Securities Dealers Automated Quotation System.

                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

        Pursuant to General Instruction E to Form S-8, this registration incorporates by reference the contents of the Registration Statement on Form S-8 (File No. 333-30655) filed by THQ Inc. (the "Company" or the "Registrant") with the Securities and Exchange Commission (the "Commission") on July 2, 1997.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 8. EXHIBITS


Exhibit Number      Description of Exhibit
--------------      ----------------------
     4.1            Certificate of Incorporation (incorporated by reference to
                    Exhibit 3.1 to Post-Effective Amendment No. 1 to the
                    Registration Statement on Form S-3 filed on January 9, 1998
                    (File No. 333-32221) (the "S-3 Registration Statement")).

     4.2 Amendment to Certificate of Incorporation (incorporated by reference to Exhibit 3.2 to Post-Effective Amendment No. 1 to the S-3 Registration Statement).

     4.3            Amended and Restated Bylaws (incorporated by reference to
                    Exhibit 3.3 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1998).

     4.4*           THQ Inc. Amended and Restated 1997 Stock Option Plan

     4.5            Form of Stock Option Agreement for THQ Inc. 1997 Amended and
                    Restated Stock Option Plan (incorporated by reference to
                    Exhibit 4.5 to the S-8 Registration Statement).

     5*             Opinion of Sidley & Austin.

    23.1*           Consent of Deloitte & Touche LLP.

    23.2*           Consent of Sidley & Austin (Included in Exhibit 5).

    24.1*           Powers of Attorney (Set forth on the signature page hereto).

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* Filed herewith

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calabasas and State of California on the 30th day of April, 1999.

                                THQ Inc.

                                By:  /s/ Brian J. Farrell
                                     -------------------------------------------
                                     Brian J. Farrell, President and Chief
                                     Executive Officer

                                POWER OF ATTORNEY

        Each person whose signature to the Registration Statement appears below hereby appoints Brian J. Farrell and Fred A. Gysi, and each of them, his attorneys-in-fact, with full power of substitution and resubstitution, to execute in the name and on behalf of such person, individually and in the capacity stated below, and to file, all amendments to this Registration Statement, which amendments may make such changes in and additions to this Registration Statement as such attorneys-in-fact may deem necessary or appropriate.

        Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signature                          Title                                   Date
---------                          -----                                   ----

/s/ Brian J. Farrell               Director, President and Chief           April 30, 1999
-----------------------------      Executive Officer (Principal
Brian J. Farrell                   Executive Officer)


/s/ Lawrence Burstein              Director                                April 30, 1999
-----------------------------
Lawrence Burstein

/s/ Bruce Jagid                    Director                                April 30, 1999
-----------------------------
Bruce Jagid

/s/ Jeffrey C. Lapin               Director                                April 30, 1999
-----------------------------
Jeffrey C. Lapin

/s/ L. Michael Haller              Director                                April 30, 1999
-----------------------------
L. Michael Haller

/s/ James L. Whims                 Director                                April 30, 1999
-----------------------------
James L. Whims

/s/ Fred A. Gysi                   Vice President-Finance and              April 30, 1999
-----------------------------      Administration, Chief Financial
Fred A. Gysi                       Officer and Secretary
                                   (Principal Financial Officer and
                                   Principal Accounting Officer)

                                INDEX OF EXHIBITS

Exhibit Number      Description of Exhibit
--------------      ----------------------
     4.1            Certificate of Incorporation (incorporated by reference to
                    Exhibit 3.1 to Post-Effective Amendment No. 1 to the
                    Registration Statement on Form S-3 filed on January 9, 1998
                    (File No. 333-32221) (the "S-3 Registration Statement")).

     4.2 Amendment to Certificate of Incorporation (incorporated by reference to Exhibit 3.2 to Post-Effective Amendment No. 1 to the S-3 Registration Statement).

     4.3            Amended and Restated Bylaws (incorporated by reference to
                    Exhibit 3.3 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1998).

     4.4*           THQ Inc. Amended and Restated 1997 Stock Option Plan

     4.5            Form of Stock Option Agreement for THQ Inc. 1997 Amended and
                    Restated Stock Option Plan (incorporated by reference to
                    Exhibit 4.5 to the S-8 Registration Statement).

     5*             Opinion of Sidley & Austin.

    23.1*           Consent of Deloitte & Touche LLP.

    23.2*           Consent of Sidley & Austin (Included in Exhibit 5).

    24.1*           Powers of Attorney (Set forth on the signature page hereto).

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* Filed herewith